UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 5, 2007

TWL Corporation

(Exact name of registrant as specified in its charter)

Utah	000-08924	73-0981865

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4101 International Parkway Carrollton, Texas	75007

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 309-4000

Not Applicable

Former name or former address, if changed since last report

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers;  Election of Directors; Appointment of Principal Officers.

Effective as of September 5, 2007, Douglas Cole resigned as Executive Vice-President of TWL Corporation (the “Company”).   Mr. Cole also resigned as Secretary of the Company effective as of December 31, 2007 and as a director of RMT, a subsidiary of the Company, effective September 30, 2007.  Mr. Cole will remain with the Company in his position as Vice-Chairman of the board of directors.  Additionally, Mr. Cole will serve as an advisor to the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWL Corporation

September 10, 2007	By:	/s/ Dennis J. Cagan
Name: Dennis J. Cagan
Title: Chief Executive Officer and President